--------------------------------
                               ------------------
                                MAIRS AND POWER
                               GROWTH FUND, INC.
                               ------------------

3RD QUARTER REPORT

September 30, 1997
                                                               November 18, 1997
To Our Shareholders:

  On September 30, 1997, the net asset value per share of Mairs and Power Growth Fund was $87.01, an increase of 25.7% from the year-end valuation after adjustment for the June dividend. This compares with returns of 29.6% for the Standard and Poor's 500 Stock Index and 24.9% for the Dow Jones Industrial Average. In a study of mutual funds' performance by CDA/Wiesenberger, the Fund ranked 7th out of 639 long term growth funds for the three year period ended September 30, and 22nd out of 439 similar funds for the five year period. FORBES magazine, in the August 25 issue, presented its annual survey of mutual funds which included 1,795 funds. Each year the survey includes an Honor Roll of sixteen funds as measured by performance, preservation of capital in declining markets, and continuity of management. Mairs and Power Growth Fund appeared in first place on that list. In addition, FORBES also designated 15 stock funds as Best Buys based on superior performance coupled with low operating costs. The Fund appeared on that list as well.

  The U.S. economy performed admirably in the third quarter with G.D.P. rising 3.5%. In this seventh year of expansion, the economy remains remarkably well balanced. During the quarter, business spending and healthy exports led the expansion with investment in equipment increasing at a 22% annual rate. This should ensure a rising level of business productivity which augers well for continuing growth in the year ahead. The best news of all was the report that the G.D.P. price deflator, a key inflation indicator that measures the price of all goods and services produced in the U.S., rose at a scant 1.4% annual rate, the lowest level in 33 years. The unemployment rate is currently 4.9%, substantially below that of most industrialized countries and the lowest level we have experienced in 25 years. However, the tight labor market existing in most parts of the country has had little impact on labor costs which have remained remarkably stable, thus far. The Federal deficit in the fiscal year ended September 30 declined to $23 billion, the lowest level in 23 years. This represents a decline of over 90% from the peak level reached just six years ago. At that time, many observers in Washington as well as Wall Street regarded the Federal deficit as the country's leading economic problem. Some economists now believe that the federal budget will show a surplus in the current year which would be very well received by financial markets.

  The stock market experienced a correction of about 10% in October which was precipitated by a sharp downturn in several Asian stock markets. Those countries had experienced unusually rapid growth in recent years that led to excessive bank lending and speculative investment activity. It appears that economic growth will continue in these countries but at a much reduced rate and that the impact on the U.S. economy should be minimal. Earnings and interest rates are the two major factors that influence stock prices over the long term. Corporate earnings in the third quarter continued robust, rising about 12% before adjustment for non-recurring items. We believe that earnings will show further strength in 1998 and therefore provide the necessary underpinning for a firm stock market. Interest rates are influenced in part by actions on the part of the Federal Reserve as well as demand for funds on the part of borrowers. We believe that the Fed is unlikely to raise rates over the next several months which should provide a favorable environment for financial assets. Stocks are currently trading at 19-20 times estimated 1998 earnings which is a valuation level consistent with other periods of low inflation and moderate economic expansion.

  Mr. Charlton Dietz, retired Senior Vice President and General Counsel, Minnesota Mining and Manufacturing Company, was appointed a Director of the Fund at the last meeting of the Board of Directors on September 12, 1997.

                                                                 George A. Mairs

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                   COMMON STOCKS                       COST       MARKET VALUE
---------   ------------------------------------------    ------------   ------------
            CHEMICAL 4.3%
 230,000    Ecolab, Inc.                                  $  6,693,336   $ 11,169,375
  82,500    H. B. Fuller                                     4,627,813      4,470,469
                                                          ------------   ------------
                                                            11,321,149     15,639,844
                                                          ------------   ------------
            CONSUMER 10.4%
  83,000    Darden Restaurants                                 676,113        959,688
 157,000    General Mills, Inc.                              7,860,603     10,823,187
 330,000    Hormel Foods                                     8,393,143     10,580,625
 202,610    Jostens, Inc.                                    4,056,191      5,495,796
 250,000    The Toro Company                                 7,625,445      9,906,250
                                                          ------------   ------------
                                                            28,611,495     37,765,546
                                                          ------------   ------------
            DRUGS AND HOSPITAL SUPPLIES 8.5%
 162,000    Baxter International, Inc.                       7,160,107      8,464,500
 185,000    Johnson & Johnson                                7,491,991     10,660,625
 196,000    Pfizer Inc.                                      3,960,945     11,772,250
                                                          ------------   ------------
                                                            18,613,043     30,897,375
                                                          ------------   ------------
            FINANCIAL 14.7%
 120,000    U.S. Bancorp                                     4,477,341     11,580,000
 190,000    Norwest Corporation                              3,838,972     11,637,500
 230,000    ReliaStar Financial Corporation                  6,358,822      9,156,875
 113,000    St. Paul Companies, Inc.                         4,764,587      9,216,563
 200,000    TCF Financial Corporation                        9,451,273     11,687,500
                                                          ------------   ------------
                                                            28,890,995     53,278,438
                                                          ------------   ------------
            INFORMATION SERVICES 8.6%
 300,000    Deluxe Corp.                                     8,784,870     10,068,750
 257,000    Merrill Corporation                              4,779,445     11,822,000
 266,200    National Computer Systems Inc.                   6,239,776      9,416,825
                                                          ------------   ------------
                                                            19,804,091     31,307,575
                                                          ------------   ------------
            MEDICAL DEVICES 5.9%
 276,000    Medtronic, Incorporated                          2,482,363     12,972,000
 235,000    St. Jude Medical, Inc.                           7,961,430      8,239,687
                                                          ------------   ------------
                                                            10,443,793     21,211,687
                                                          ------------   ------------
            RETAILING 4.6%
 154,000    Dayton Hudson Corporation                        3,110,286      9,230,375
 194,000    SUPERVALU Inc.                                   5,388,967      7,614,500
                                                          ------------   ------------
                                                             8,499,253     16,844,875
                                                          ------------   ------------
            TECHNOLOGY 17.5%
 180,000    Ceridian                                         6,645,275      6,660,000
 248,050    Emerson Electric Co.                             9,243,568     14,293,881
 180,000    Honeywell Inc.                                  11,619,574     12,093,750
 324,800    MTS Systems Corporation                          4,783,285     11,855,200
 143,000    Minnesota Mining & Manufacturing Company         9,325,228     13,227,500
 578,500    T S I Inc.                                       3,983,874      5,423,438
                                                          ------------   ------------
                                                            45,600,804     63,553,769
                                                          ------------   ------------
            TELECOMMUNICATIONS 3.6%
 399,000    ADC Telecommunications Inc.                      6,299,899     12,967,500
                                                          ------------   ------------
            OTHER INDUSTRIALS 16.9%
 210,000    Bemis Company, Inc.                              8,079,461      9,397,500
 370,000    BMC Industries, Inc.                             5,674,480     11,770,625
 120,000    Burlington Northern Santa Fe                    10,397,407     11,595,000
 278,900    Graco Inc.                                       4,197,849      9,970,675
 345,800    Imation Corporation                              8,462,529      9,228,537
 160,000    Weyerhaeuser Company                             7,020,133      9,500,000
                                                          ------------   ------------
                                                            43,831,859     61,462,337
                                                          ------------   ------------
            TOTAL COMMON STOCKS 95.0%                     $221,916,381   $344,928,946
                                                          ------------
                                                          ------------
            OTHER ASSETS IN EXCESS OF LIABILITIES 5.0%                     18,200,860
                                                                         ------------
            NET ASSETS 100%                                              $363,129,806
                                                                         ------------
                                                                         ------------

STATEMENT OF NET ASSETS AT SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

ASSETS
Common stocks as annexed, at market value (cost $221,916,381)....................................   $344,928,946
Cash.............................................................................................     20,376,380
Dividends receivable.............................................................................        277,106
Interest receivable..............................................................................         81,199
Receivables for securities sold, not yet delivered...............................................              0
Prepaid expense..................................................................................         33,667
                                                                                                    ------------
                                                                                                    $365,697,298
LIABILITIES
Accrued management fee..................................................  $     178,463
Accrued custodian and transfer agent fee................................         49,854
Payable for securities purchased, not yet received......................      2,339,175                2,567,492
                                                                          -------------             ------------
NET ASSETS
Equivalent to $87.01 per share on 4,173,232 shares outstanding...................................   $363,129,806
                                                                                                    ------------
                                                                                                    ------------

STATEMENT OF CHANGES IN NET ASSETS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

NET ASSETS, December 31, 1996....................................................................   $150,161,759
Net investment income, per statement below..............................  $   1,866,574
Net accrued income in price of shares sold and repurchased..............        425,671
                                                                          -------------
                                                                              2,292,245
Distribution to Shareholders............................................     (1,018,063)
Reversal of Capital Gain Distribution Paid..............................           (364)               1,273,818
                                                                          -------------
Fund shares issued and repurchased:
  Received for 2,237,058 shares issued..................................    173,964,240
  Paid for 225,073 shares repurchased...................................    (17,558,801)             156,405,439
                                                                          -------------
Increase in unrealized net appreciation (depreciation) of investments............................     55,204,158
Net gain or (loss) realized from sales of securities.............................................         84,632
Distribution from net realized gain..............................................................              0
                                                                                                    ------------
NET ASSETS, September 30, 1997...................................................................   $363,129,806
                                                                                                    ------------
                                                                                                    ------------

STATEMENT OF NET INVESTMENT INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends........................................................................................   $  2,836,244
Interest.........................................................................................        573,065
                                                                                                    ------------
                                                                                                       3,409,309
EXPENSES
Management fee (Note A).................................................  $   1,138,651
Fees and expenses of custodian, transfer agent and dividend disbursing
 agent (Note A).........................................................        200,415
Legal and auditing fees and expenses....................................         22,519
Insurance...............................................................          8,023
Other Fees and Expenses.................................................        173,127                1,542,735
                                                                          -------------             ------------
NET INVESTMENT INCOME............................................................................   $  1,866,574
                                                                                                    ------------
                                                                                                    ------------

NOTE A: The investment advisory fee was paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment advisory fees are paid to the adviser pursuant to an advisory agreement approved by the Directors of the Fund. The advisor fee is computed each month and is 1/20th of one percent of the net asset value of the Fund on the last valuation day of the month. The transfer agent fee was paid to Firstar Trust Company which serves as transfer agent.

SUPPLEMENTARY INFORMATION: 1) Each director of the Fund not affiliated with Mairs and Power, Inc. received compensation for meetings attended during this nine month period in the amount of $8,100. No compensation was paid to any other director or officer of the Fund. 2) No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make distributions of income and security profits which will be sufficient to relieve it from all or substantially all income taxes. 3) Purchases and sales of investment securities during the nine months ended September 30, 1997 aggregated $148,288,719 and $114,668 respectively.

     ---------------------------------------------------------------------

                                MAIRS AND POWER
                               GROWTH FUND, INC.

                          ---------------------------

                                 A NO-LOAD FUND

 W-2062 FIRST NATIONAL BANK BUILDING, 332 MINNESOTA STREET, ST. PAUL, MINNESOTA
                                     55101
                                  612-222-8478
                     SHAREHOLDER INFORMATION: 800-304-7404

SUMMARY OF FINANCIAL INFORMATION
--------------------------------------------------------------------------------

This table covers a period of generally rising common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may result from an investment made in the Fund today.

                                                                        PER SHARE
                                                    -------------------------------------------------
                                                                     DISTRIBUTIONS       DIVIDENDS
                                                                      OF REALIZED        FROM NET
                         SHARES       TOTAL NET       NET ASSET       SECURITIES        INVESTMENT
       DATES          OUTSTANDING       ASSETS          VALUE            GAINS            INCOME
--------------------  ------------   ------------   -------------  -----------------  ---------------
Dec. 31, 1977           1,057,928      13,145,624         12.43                               0.33
Dec. 31, 1978             998,265      13,282,487         13.31                               0.35
Dec. 31, 1979             914,635      14,104,765         15.42                               0.45
Dec. 31, 1980             840,882      14,540,014         17.29                               0.55
Dec. 31, 1981             861,678      13,148,158         15.26        $    0.74              0.60
Dec. 31, 1982             850,942      16,784,217         19.72             0.58              0.50
Dec. 31, 1983             881,592      18,972,177         21.52             0.70              0.48
Dec. 31, 1984             872,069      17,304,204         19.84             0.76              0.46
Dec. 31, 1985             856,738      21,553,457         25.16             0.86              0.46
Dec. 31, 1986             893,850      22,235,453         24.88             2.74              0.40
Dec. 31, 1987             914,139      19,816,097         21.68             2.29              0.48
Dec. 31, 1988             929,039      20,630,251         22.21             1.21              0.41
Dec. 31, 1989             866,584      22,630,081         26.11             1.83              0.43
Dec. 31, 1990             867,432      22,501,587         25.94             0.70              0.42
Dec. 31, 1991             904,023      31,440,529         34.78             1.58              0.39
Dec. 31, 1992             956,814      34,363,306         35.91             1.16              0.40
Dec. 31, 1993           1,006,285      39,081,010         38.84             1.22              0.43
Dec. 31, 1994           1,064,019      41,889,850         39.37             0.98              0.65
Dec. 31, 1995           1,245,325      70,536,880         56.64             1.51              0.56
Dec. 31, 1996           2,161,246     150,161,759         69.48             1.39              0.71
Sept. 30, 1997          4,173,232     363,129,806         87.01                               0.30

No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

    AVERAGE ANNUAL TOTAL RETURNS--THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIODS ENDED
  SEPTEMBER 30, 1997) ARE AS FOLLOWS:

          1 YEAR: +35.7%        5 YEARS: +24.7%        10 YEARS: +16.9%

  PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                             OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

George A. Mairs, III     William B. Frels           Peter G. Robb          Lisa J. Hartzell
    President and          Secretary and          Vice-President and          Treasurer
      Director               Director                  Director

   Charlton Dietz                     Donald E. Garretson                 J. Thomas Simonet
      Director                             Director                            Director